SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 7, 2000

LASON, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	38-3214743 (I.R.S. Employer Identification Number)

000-21407
(Commission File Number)

1305 Stephenson Highway Troy, MI (Address of Principal Executive Offices)	48083 (Zip Code)

(248)597-5800
(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events

      William J. Rauwerdink resigned as a director effective August 7, 2000. Mr. Rauwerdink did not resign because of a disagreement with the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2000	LASON, INC. (Registrant)

By: /s/ John R. Messinger John R. Messinger, Acting Chief Executive Officer, President and Chief Operating Officer